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                                                                    Exhibit 10.4

                                    [GRAPHIC]

                         AUTOEXOTICA INTERNATIONAL, LTD.
                Post Office Box 621 Livingston, New Jersey 07039
                    (201) 437-6238 Phone (201) 437-4420 Fax
                            E-mail: EXOTORENT@AOL.COM
                           www.autoexoticarentals.com


                       Amendment to Cooperative Agreement

Private Retreats, LLC and Autoexotica International, Ltd. hereby amend the Cooperative Agreement Dated August 1, 2001, to remove the references to a Marketing Agreement and the future issuance of Warrants.

/s/ Robert L. McGrath
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Robert L. McGrath, President, Private Retreats, LLC




/s/ Darryl Nowak
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Darryl Nowak, President, AutoExotica International, Ltd.